EXHIBIT 10.1

NINTH AMENDMENT TO
CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 30, 2014, by and among PICO Northstar Hallock, LLC, a Delaware limited liability company (the “Borrower”), PICO Northstar, LLC, a Delaware limited liability company (the “Parent Guarantor”), the lenders from time to time party to the Credit Agreement, as defined below (the “Lenders”), and ING Capital LLC, a Delaware limited liability company, as agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent Guarantor, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 13, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein, and the Lenders have agreed to so amend the Credit Agreement as set forth herein, subject to the terms and conditions hereof;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Parent Guarantor, the Required Lenders and the Agent hereby agree as follows:

1.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by replacing the definitions of “Borrowing Base” and “Eligible Canadian Inventory” in their entirety with the following:

“Borrowing Base” means, on any date of determination, an amount equal to: (a) the sum of (i) 80% of Eligible Accounts plus (ii) 70% of Eligible Finished Goods Inventory plus (iii) 80% of Eligible Hedged Seed Inventory, plus (iv) 70% of Eligible Unhedged Seed Inventory plus (v) 80% of Eligible Canadian Hedged Inventory, plus (vi) 70% of Eligible Canadian Unhedged Inventory, plus (vii) 70% of Eligible Crude Canola Oil Inventory plus (viii) 50% of Eligible Other Inventory plus (ix) 100% of Eligible Margin Deposits plus (x) 60% of Eligible Other Accounts (not to exceed $3,000,000) plus (xi) 60% of Eligible Sales and Use Tax Refund Claims; minus (b) such reserves as may be established from time to time pursuant to Section 2.2 hereof.

“Eligible Canadian Inventory” means Inventory consisting of canola seed that would constitute Eligible Inventory but for the fact that it is not located in the United States so long as either (A) (i) such Inventory is located in Manitoba, Canada, or in Saskatchewan, Canada, in a bonded warehouse acceptable to the Agent, and (ii) such Inventory is evidenced by negotiable documents of title which have been delivered to the Agent, or (B) such Inventory is located in Manitoba, Canada, or in Saskatchewan, Canada, on real property leased by the Borrower, in a contract warehouse, in transit in the possession of a third party carrier, or otherwise in the possession of a third party, and in each case satisfies the requirements of clause (c)(i) or of clause (c)(ii) of the definition of “Eligible Inventory”; provided that “Eligible Canadian Inventory” shall exclude any Inventory acquired within 30 days of the date of determination which is subject to the currently exercisable rights of unpaid suppliers or farmers under section 81.1 or 81.2 of the Bankruptcy and Insolvency Act (Canada) or the comparable provision of any other applicable law.

2.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by replacing clause (b) of the definition of “Eligible Inventory” in its entirety with the following:

(b)    it is not located in the United States;

3.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by adding new definitions for the terms “2014 Plant Expansion”, “Eligible Canadian Hedged Inventory”, “Eligible Canadian Unhedged Inventory”, and “Permitted 2014 Plant Expansion Expenses” in their respective proper alphabetical order, as follows:

“2014 Plant Expansion” means the expansion of the Project to add (i) strategic seed storage, and (ii) plant crush capacity, as described on Exhibit A, attached hereto.

“Eligible Canadian Hedged Inventory” means Eligible Canadian Inventory which is described in clause (A) of the definition of Eligible Canadian Inventory.

“Eligible Canadian Unhedged Inventory” means Eligible Canadian Inventory which is described in clause (B) of the definition of Eligible Canadian Inventory.

“Permitted 2014 Plant Expansion Expenses” means an amount equal to the lesser of (a) the out-of-pocket costs and expenses actually incurred by the Borrower to construct the 2014 Plant Expansion, and (b) $5,500,000.

4.Amendment to Section 6.2.4 of the Credit Agreement. The Credit Agreement is hereby amended by replacing clause (b) of Section 6.2.4 with the following:

(b)    Debt Service Coverage Ratio. The Borrower will not permit its Debt Service Coverage Ratio to be (i) less than 1.75 to 1.00 as of the last day of any Fiscal Quarter, beginning with the second full Fiscal Quarter ending after the Project Construction Completion Date and continuing through the Fiscal Quarter ending on March 31, 2014, (ii) less than 1.00 to 1.00 as of the last day of the Fiscal Quarter ending June 30, 2014, or (iii) less than 1.25 to 1.00 as of the last day of each Fiscal Quarter ending thereafter, in each case calculated for the four consecutive Fiscal Quarter period ending on each such date.
5.Amendment to Section 6.2.5 of the Credit Agreement. The Credit Agreement is hereby amended by replacing clause (a) of Section 6.2.5 with the following:

(a) the Borrower and its Subsidiaries may make and commit to make Consolidated Capital Expenditures consisting of Construction Expenses and Permitted 2014 Plant Expansion Expenses,

6.Amendment to Section 6.2.6 of the Credit Agreement. Section 6.2.6 of the Credit Agreement is hereby amended by replacing “$250,000” with “$500,000” in clause (b) and by adding the words “any known and existing” prior to the phrase “Environmental Liabilities and Costs” in the last line of such Section.
7.Amendment to Schedule 1.1(a). The Credit Agreement is hereby amended by deleting the existing Schedule 1.1(a).

8.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment, this Amendment shall not become effective, and the Borrower and the Parent Guarantor shall have no rights under this Amendment, until each of the following conditions shall have been satisfied:

(a)    the Agent shall have received duly authorized, executed and delivered counterparts to this Amendment from each of the Borrower, the Parent Guarantor, the Required Lenders and the Agent;

(b)    the Agent shall have received the Amendment Fee for the ratable account of the Lenders that execute and deliver this Amendment;

(c)    the Agent shall have received duly authorized executed and delivered counterparts to the documents and agreements listed on Schedule 1 attached hereto;

(d)    the Borrower shall have made payment or reimbursement of all costs and expenses of the Agent which have been invoiced not later than one Business Day prior to the date of this Amendment, including, without limitation, fees and expenses of King & Spalding LLP, counsel to the Agent.

9.Post Closing Requirements. The Borrower agrees to provide to the Agent duly authorized executed and delivered counterparts to the documents and agreements listed on Schedule 2 attached hereto, not later than the time set forth for each such item on Schedule 2.

10.Representations and Warranties. To induce the Lenders and the Agent to enter into this Amendment, each of the Borrower and the Parent Guarantor hereby represents and warrants to the Lenders and the Agent as follows:

(a)    The execution, delivery and performance by it of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member action.

(b)    The execution, delivery and performance by it of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of its Organizational Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which it is a party or affecting it or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (c) violate any applicable law.

(c)    This Amendment has been duly executed and delivered by it, and the Credit Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d)    The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents (i) were true and correct in all material respects as of the date initially made, and (ii) are true and correct in all material respects with the same effect as if made on the date hereof and both before and after giving effect to this Amendment and the transactions contemplated hereby (except to the extent expressly stated to be as of an earlier date).

(e)    No material adverse development has occurred in any litigation, arbitration or governmental investigation or proceeding which renders such litigation, arbitration or governmental investigation or proceeding likely to succeed and, which, if successful could reasonably be expected to result in a Material Adverse Change.

(f)    No Default or Event of Default has occurred and is continuing or would result from this Amendment or the transactions contemplated hereby.

(g)    Since the Closing Date, no event has occurred which has had, or could reasonable be expected to have, a material adverse effect on the property, assets, nature of assets, business, operations, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Project or (b) has resulted, or could reasonable be expected to result, in a Material Adverse Change.

11.Reaffirmations and Acknowledgments. Each of the Borrower and the Parent Guarantor hereby acknowledges that, as of the date hereof, the security interests and Liens granted to the Agent and the Secured Parties under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

12.Amendment Fee. The Borrower agrees to pay to the Agent, for the ratable benefit of the Lenders that execute and deliver this Amendment, an amendment fee (the “Amendment Fee”) in an amount equal to 0.20% of the Commitment of each Lender that executes and delivers this Amendment.

13.Waiver. Any Event of Default which may have occurred under clause (b) of Section 6.2.4 as in effect prior to the effectiveness of this Amendment is hereby waived with respect to the Fiscal Quarter ending June 30, 2014, on the condition that as of June 30, 2014, the Borrower would have been in compliance with such clause (b) as amended hereby.

14.Effect of Amendment. Except as expressly set forth herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and the Parent Guarantor to the Lenders, the Agent and the other Secured Parties, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

15.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

17.Costs and Expenses. The Borrower agrees to pay all costs and expenses of the Agent in connection with this Amendment in accordance with Section 9.3 of the Credit Agreement, including without limitation, the reasonable costs and attorneys’ fees of King & Spalding LLP, counsel to the Agent.

18.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, pdf or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

19.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PICO NORTHSTAR HALLOCK, LLC

By:	/S/ Neil C. Juhnke
Name: Neil C. Juhnke
Title: President & COO

PICO NORTHSTAR, LLC

By:	/S/ Neil C. Juhnke
Name: Neil C. Juhnke
Title: President & COO

ING CAPITAL LLC

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PICO NORTHSTAR HALLOCK, LLC

By:
Name:
Title:

PICO NORTHSTAR, LLC

By:
Name:
Title:

ING CAPITAL LLC

By:	/S/ Dan Lamprecht
Name: Dan Lamprecht
Title: Managing Director

By:	/S/ William Redmond
Name: William Redmond
Title: Managing Director

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

AgCountry Farm Credit Services, FLCA
as a Lender

By:	/S/ James F. Baltezore
Name: James F. Baltezore
Title: Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

AGFIRST FARM CREDIT BANK
as a Lender

By:	/S/ Steven J. O'Shea
Name: Steven J. O'Shea
Title: Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

FARM CREDIT SERVICES OF AMERICA, PCA
as a Lender

By:	/S/ Curt A. Brown
Name: Curt A. Brown
Title: Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

FARM CREDIT WEST, FLCA
as a Lender

By:	/S/ Ben Madonna
Name: Ben Madonna
Title: Vice President

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

KodaBank
as a Lender

By:	/S/ Tom Schuster
Name: Tom Schuster
Title: Sr. Loan Officer

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

AGSTAR FINANCIAL SERVICES, PCA
as a Lender

By:	/S/ Troy Mostaert
Name: Troy Mostaert
Title: Vice President Capital Markets

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

Schedule 1

1.	Amendment to Security Agreement

2.	PPSA Filing (Saskatchewan)

Schedule 2

Requirement	Date Requirement Due
Lien Waivers (McGough)	Within ten (10) days following completion of the 2014 Plant Expansion
Date down Title Endorsement	Within thirty (30) days following completion of the 2014 Plant Expansion
As-Built Survey	Within thirty (30) days following completion of the 2014 Plant Expansion
Landlord Agreement(s)	Prior to storing Inventory at any leased location in Canada

Exhibit A
2014 Plant Expansion Scope
Strategic Seed Storage:

1.	The addition of up to 3 permanent conical bottom canola seed storage bins “day bins” with a capacity of not less than 3,000 US tons of canola.

2.	The addition of one or more temporary canola storage facilities using Ag Bags, with not less than 10,000 US tons of canola seed storage capacity.

Plant Crush Capacity: (1,400 US tpd peak daily capacity)

1.	Replacement of the existing press oil decanter with a CF 5000 press oil decanter including associated electrical and piping modifications

2.	Upgrades to the seed screener via the installation of an Arrow Corp canola seed Scalper Aspirator and associated conveyance equipment.

3.	The installation of a Sket VP-36 screw press including associated electrical and conveyance modifications.

4.	The installation of a third cooling tower pump and associated piping modifications.